SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                         January 10, 2001
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                EAGLE CAPITAL INTERNATIONAL, LTD.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Nevada
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



       0-26322                             88-0327648
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




   1900 Corporate Blvd., Suite 400E, Boca Raton, Florida 33431
   -----------------------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 988-2550
                 -------------------------------
                 (Registrant's Telephone Number)



  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)



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ITEM 2.   ACQUISITION OF ASSETS.

     On December 30, 2000, Eagle Capital International, Ltd. (the "Company") acquired all of the issued and outstanding securities of Fleming Manufacturing Company, Inc. ("Fleming Manufacturing"), a Missouri corporation located in St. Louis, Missouri from William M. Fleming for an aggregate purchase price of $3,875,000. The Company is financing the acquisition by a combination of $1,250,000 in cash derived from operations and loans and the balance of $2,625,000 in two promissory notes issued by the Company to William M. Fleming.

     Fleming Manufacturing has been in business for almost 60 years. It is the leader in the manufacture of mobile block equipment and related products to the concrete products industry. Fleming Manufacturing makes a mobile block plant for the production of mortarless block and pavers on site. The Company is a major customer of Fleming Manufacturing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The financial statements required regarding the aforesaid acquisition by the Company of Fleming Manufacturing are not included in this Form 8-K and will be filed supplementary.



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                           SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EAGLE CAPITAL INTERNATIONAL, LTD

Dated: January 10, 2001
                                    By:_/s/Anthony D'Amato____________
                                       Anthony D'Amato
                                       President




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